EXHIBIT 23(i)





               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report dated October 12, 1999, which appears on page F-2 of Form 10-KSB of Planet Entertainment Corporation for the year ended August 31, 1999. We also consent to the reference to our firm under the caption "experts" in the Registration Statement.




                                               /s/ LAZAR LEVINE & FELIX LLP
                                               ----------------------------
                                                   LAZAR LEVINE & FELIX LLP


Dated:   New York, New York
         March 24, 2000